UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  September 6, 2005
                                                         -----------------

                     P.A.M. TRANSPORTATION SERVICES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      0-15057                 71-0633135
----------------------------         -------------         -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
 of incorporation)                    File Number)          Identification no.)


               297 West Henri De Tonti, Tontitown, Arkansas 72770
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code  (479) 361-9111
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01  Other Events
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On  September 6, 2005, the Company issued a press release announcing that it has completed purchasing the 600,000 shares of its common stock covered by its stock repurchase program announced April 11, 2005. The Company also announced that it has been authorized by its Board of Directors to extend the stock repurchase program to cover up to an additional 900,000 shares of its common stock. The extended program is expected to continue for up to twelve months from the date of the press release. Under the stock repurchase program, shares may be purchased from time to time in open market or privately negotiated transactions, subject to market conditions, share price and other considerations. A copy of the press release is attached as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits.
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(c) Exhibits.

    99.1 Press release dated September 6, 2005, reporting authorization to repurchase up to an additional 900,000 shares of common stock.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          P.A.M. TRANSPORTATION SERVICES, INC.



Dated: September 6, 2005               By: /s/ Robert W. Weaver
                                          --------------------------------------
                                          Robert W. Weaver
                                          President and Chief Executive Officer




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                                  EXHIBIT INDEX


Exhibit
Number      Exhibit Description
-------     --------------------------------------------------------------------

99.1 Press release dated September 6, 2005, reporting authorization to repurchase up to an additional 900,000 shares of common stock.

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